3Q19 Financial Results October 18, 2019 Exhibit 99.2

Forward-looking statements and use of key performance metrics and non-GAAP financial measures This document contains forward-looking statements within the meaning of Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.” Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: Negative economic and political conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense; The rate of growth in the economy and employment levels, as well as general business and economic conditions, and changes in the competitive environment; Our ability to implement our business strategy, including the cost savings and efficiency components, and achieve our financial performance goals; Our ability to meet heightened supervisory requirements and expectations; Liabilities and business restrictions resulting from litigation and regulatory investigations; Our capital and liquidity requirements (including under regulatory capital standards, such as the U.S. Basel III capital rules) and our ability to generate capital internally or raise capital on favorable terms; The effect of changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale; Changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets; The effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin; Financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services; A failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber-attacks; and Management’s ability to identify and manage these and other risks. In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends. More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018. Key Performance Metrics and Non-GAAP Financial Measures and Reconciliations Key Performance Metrics: Our Management uses certain key performance metrics (KPMs) to gauge our progress against strategic and operational goals, as well as to compare our performance against peers. The KPMs are referred to in our Registration Statements on Form S-1 and our external financial reports filed with the Securities and Exchange Commission. The KPMs include: Return on average tangible common equity (ROTCE); Return on average total tangible assets (ROTA); Efficiency ratio; Operating leverage; and Common equity tier 1 capital ratio. Established targets for the KPMs are based on Management-reporting results which are currently referred to by the Company as “Underlying” results. In historical periods, these results may have been referred to as "Adjusted" or "Adjusted/Underlying" results. We believe that Underlying results, which exclude notable items, provide the best representation of our underlying financial progress toward the KPMs as the results exclude items that our Management does not consider indicative of our on-going financial performance. We have consistently shown investors our KPMs on a Management-reporting basis since our initial public offering in September of 2014. KPMs that reflect Underlying results are considered non-GAAP financial measures. Non-GAAP Financial Measures: This document contains non-GAAP financial measures denoted as Underlying results. In historical periods, these results may have been referred to as Adjusted or Adjusted/Underlying results. Underlying results for any given reporting period exclude certain items that may occur in that period which Management does not consider indicative of the Company’s on-going financial performance. We believe these non-GAAP financial measures provide useful information to investors because they are used by our Management to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe our Underlying results in any given reporting period reflect our on-going financial performance in that period and, accordingly, are useful to consider in addition to our GAAP financial results. We further believe the presentation of Underlying results increases comparability of period-to-period results. The appendix present reconciliations of our non-GAAP measures to the most directly comparable GAAP financial measures. Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by such companies. We caution investors not to place undue reliance on such non-GAAP financial measures, but to consider them with the most directly comparable GAAP measures. Non-GAAP financial measures have limitations as analytical tools and should not be considered in isolation or as a substitute for our results reported under GAAP.

3Q19 GAAP financial summary See pages 29-30 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 20.

Solid profitability and returns Strong capital, liquidity and funding Strong credit quality Continued progress on strategic growth, efficiency and balance sheet optimization initiatives Overall credit quality remains strong; NPLs of 0.67% of loans stable with 2Q19 and improved from 0.73% in 3Q18 NPL coverage ratio of 159% stable with 2Q19 and improved from 149% in 3Q18 Allowance to loans of 1.07% vs. 1.05% in 2Q19 and 1.08% in 3Q18, reflecting continued strong credit quality Generated 3% loan growth and 6% deposit growth YoY(2) Loan yields of 4.56% improved 10 bps YoY, reflecting improved portfolio mix and the benefit of higher short-term rates 3Q19 average deposits increased $6.9 billion, or 6% vs. 3Q18 and up 1% QoQ Deposit costs remain reasonably well-controlled, up 22 bps YoY; down 5 bps QoQ Consumer Banking – 10% deposit growth and 3% loan growth YoY(2); demand deposits up 6% YoY; strong momentum in fee income categories with mortgage banking fees, up 139% YoY, card fees, up 11% YoY, and trust and investment services fees, up 12% YoY Commercial Banking – Loan growth of 4% YoY(2); continue to benefit from investments to further broaden and enhance our capabilities Strong execution on TOP programs; increased expected YE2019 pre-tax run-rate benefit of TOP 5 by ~$10 million to ~$105-$115 million; substantial work underway on TOP 6 with a target of ~$300-$325 million pre-tax run-rate benefit by YE2021 3Q19 highlights Strong capital levels with a CET1 ratio of 10.3%(3) Continued improvement in LDR, with period-end ratio of 94.5% vs. 98.0% a year ago Repurchased $500 million of common shares, and including common dividends returned $662 million to shareholders, up 25% YoY Underlying net income available to common of $436 million, down 2%, with EPS of $0.98 up 5% YoY(1) Results reflect good operating discipline in the face of a challenging rate and yield-curve environment Underlying ROTCE of 12.6%(1) compares with 13.5% in 3Q18 and 12.9% in 2Q19; TBV/share of $31.48 up 14% YoY and 2% QoQ Results reflect the impact of higher securities valuations given lower long-term rates with reduced ROTCE and increased TBV/share Revenue of $1.6 billion up 5% YoY and stable QoQ NII stable YoY with earning asset growth of 3%; down 2% QoQ NIM of 3.12% down 10 bps YoY; down 9 bps QoQ given rate and yield curve impacts Record noninterest income up 19% YoY reflects the strength of our diversified business model Strong results in mortgage banking, card fees and FX & IRP more than offset lower Capital Markets and Wealth fees Underlying noninterest expense up 6% YoY and stable QoQ before the impact of an aircraft lease transaction, reflecting continued expense discipline(1) Underlying efficiency ratio of 58.2% compares with 57.6% in 3Q18(1) See pages 29-30 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 20.

Highlights 3Q19 Underlying financial summary(1) Linked quarter: Underlying net income available to common remained relatively stable, with EPS of $0.98 up 2%, and TBV/share up 2% Third quarter results also reflect the impact of an aircraft lease restructuring that decreased PPNR $3 million. This transaction increased: noninterest income $7 million, noninterest expense $10 million and NCOs/provision expense $5 million Before the impact of this transaction, Underlying results reflect relatively stable revenue and expense trends, with provision expense of $96 million NII down 2%, reflecting the impacts of a challenging yield-curve environment, as lower interest-earning asset yields more than offset the benefit of lower funding costs and day count Record noninterest income increased $31 million, or 7%, with strong results in mortgage banking and card fees Underlying noninterest expense was up $10 million, or 1%, reflecting the impact of the lease restructuring in other operating expense On an Underlying basis, the effective tax rate was 22.3%, reflecting a 1.8% notable-item impact largely tied to an operational restructure(1) Prior-year quarter: Underlying net income available to common down 2% and EPS up 5%, TBV/share up 14% NII was relatively stable, given 3% growth in interest-earning assets which offset the impact of lower net interest margin, reflecting the impacts of a challenging yield-curve environment Record noninterest income up $77 million, or 19%, reflecting strong results in mortgage banking and card fees, and growth in trust and investment services fees and FX & IRP products Underlying noninterest expense up $53 million, or 6%, and up 3% before the impact of Acquisitions(1) and the lease restructuring, reflecting higher salaries and employee benefits, equipment and software expense and outside services, given the impact of merit increases, higher revenue-driven incentives and investments in strategic growth initiatives See pages 29-30 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 20. See page 3 for reported results.

Highlights Net interest income Linked quarter: NII decreased $21 million, or 2%, as lower interest-earning asset yields, reflecting the impact of the challenging rate and yield-curve environment, and higher securities premium amortization were only partially offset by the benefit of day count and a reduction in funding costs NIM of 3.12% decreased 9 bps as a reduction in interest-earning asset yields, including the impact from higher securities premium amortization, was only partially offset by the benefit of lower funding costs given lower short-term rates and day count Interest-bearing deposit costs were down 6 bps, reflecting strong pricing discipline Prior-year quarter: NII relatively stable, given 3% growth in interest-earning assets which offset the impact of lower net interest margin, reflecting the impacts of a challenging rate and yield-curve environment NIM of 3.12% decreased 10 bps, as an increase in funding costs tied to modestly higher short-term rates and growth, as well as the impact from higher securities premium amortization was only partially offset by the benefit of higher interest-earning asset yields, given continued mix shift towards better-returning assets and modestly higher short-term rates Net interest income $s in millions, except earning assets Average interest-earning assets Net interest income Net interest margin, FTE

Noninterest income Highlights Linked quarter: Record noninterest income up $31 million, or 7%, with strong results in mortgage banking and card fees Service charges and fees increased $2 million, or 2%, reflecting seasonality Strong card fees up $3 million, or 5%, including seasonally higher volumes Capital markets fees of $39 million decreased $18 million from record 2Q19 levels, reflecting the impact of volatile market conditions and seasonality Capital Markets pipelines for 4Q19 are strong Trust and investment services fees of $50 million decreased $3 million, or 6%, from record 2Q19 levels, reflecting the impact of volatile market conditions on investment sales Mortgage banking fees of $117 million increased $55 million on strength in production fees given increased origination volume and higher gain-on-sale margins FX & IRP fees of $35 million remained stable at record levels Other income includes a $7 million benefit tied to the lease restructuring, though was still lower than 2Q19 levels that included strong leasing income Prior-year quarter: Record noninterest income up 19% with strong results in mortgage banking, card, and FX & IRP fees; up 4% before Acquisitions(1) and the impact of the lease restructuring Strong card fees increased $6 million, or 10%, driven by the benefit of higher purchase volumes Capital markets fees decreased $8 million given lower syndication fees, partially offset by an increase in bond underwriting fees Trust and investment services fees increased 11% Mortgage banking fees up $68 million, driven by higher origination volumes and improved gain-on sale margins $s in millions See pages 29-30 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 20. Underlying noninterest income(1)

$s in millions Noninterest expense Highlights Linked quarter: Underlying noninterest expense increased $10 million, or 1%; stable before the impact of the lease restructuring Underlying salaries and employee benefits decreased $2 million Underlying equipment & software up $4 million, or 3%, driven by technology initiatives Other operating expense included $10 million related to the lease restructuring Prior-year quarter: Underlying noninterest expense was up $53 million, or 6%; up $29 million, or 3%, before Acquisitions(1) and the impact of the lease restructuring, reflecting ongoing investments in growth initiatives as well as continued expense discipline Underlying salaries and benefits before the impact of Acquisitions(1) up $25 million, or 6%, reflecting the impact of annual merit increases, investments in growth initiatives and higher revenue-based incentives FTEs decreased 1% despite the impact of Acquisitions Equipment and software expense up $13 million, or 11%, reflecting investments in growth initiatives Outside services expense up $8 million, or 8%, reflecting higher consumer loan and deposit origination volumes and technology initiatives See pages 29-30 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 20. See page 21 for noninterest expense reported results detail and page 3 for efficiency ratio reported results. Underlying efficiency ratio(1)

Average loans and leases Highlights YoY loan growth á 3% á 3% á 4% Total core Total core retail Total core commercial Total core commercial loans and leases Total core retail loans (2) Linked quarter: Core loans and leases down $338 million, or 0.3% Relatively stable excluding the impact of second quarter 2019 loan sales tied to balance sheet optimization initiatives Core commercial loans declined $765 million, reflecting relatively high repayments and the impact of lower line of credit utilization in CRE and C&I as well as planned reductions in leasing Core retail loans up $426 million, or 1%, with growth in residential mortgage, education and unsecured, offset by lower home equity and the impact of loan sales Period-end loans increased $1.0 billion, or 1% Total core loan yields decreased 14 bps given the impact of lower rates Prior-year quarter: Core loans and leases up $3.8 billion, or 3% Core commercial up $2.0 billion, or 4%, with strength in C&I and commercial real estate, partially offset by planned reductions in leasing Core retail loans up $1.8 billion, or 3%, reflecting strength in residential mortgage, education and unsecured, partially offset by lower home equity and planned reductions in auto Period-end loans increased $3.2 billion, or 3% Total core loan yields improved 11 bps, largely reflecting the benefit of improved mix given balance sheet optimization initiatives See pages 29-30 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 20. $s in billions

Linked quarter: Total deposits up $769 million, or 1% Largely reflects growth in money market accounts, DDA and savings, partially offset by lower term deposits and checking with interest Citizens Access® attracted $5.6 billion through quarter end Total deposit costs down 5 bps, reflecting proactive pricing discipline; interest-bearing deposits down 6 bps Total cost of funds down 8 bps, reflecting a shift in funding mix towards deposits from borrowings, proactive pricing discipline and the benefit of lower rates Prior-year quarter: Total deposits up $6.9 billion, or 6% Reflects growth in savings, term deposits, checking with interest and money market accounts, partially offset by lower DDA Total deposit costs increased 22 bps, reflecting the impact of higher rates and growth in money market accounts and term deposits Total cost of funds increased 16 bps, as the benefit of improved funding mix was more than offset by the impact of higher rates Average funding and cost of funds Highlights $s in billions Average interest-bearing liabilities and DDA Total long-term borrowings Fed funds, repo, ST borrowed funds Term deposits Checking with interest DDA Money market & savings

Credit quality remains strong $s in millions (1) Nonperforming loans Allowance for loan and lease losses Highlights Provision for credit losses, net charge-offs Provision for credit losses Total net c/os Net c/o ratio Core c/o ratio Overall credit quality remains strong, reflecting an improving risk profile in retail and a relatively stable risk profile at favorable levels in commercial NPLs to total loans and leases ratio of 0.67% was stable with 2Q19 and improved from 0.73% in 3Q18 NPLs of $793 million increased $23 million, or 3% QoQ, reflecting a $62 million increase in commercial tied to a small number of uncorrelated loans, partially offset by a $39 million decrease in retail; NPLs decreased $39 million, or 5% YoY Provision for credit losses of $101 million compares with $97 million in 2Q19 and $78 million 3Q18; net charge-offs increased $7 million QoQ Net charge-offs and provision include $5 million tied to lease restructuring transaction Allowance to total loans and leases of 1.07% remained relatively stable Allowance to NPL coverage ratio(1) of 159% remained stable with 2Q19 and improved from 149% in 3Q18 See pages 29-30 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 20.

Capital levels remain at the higher end of the range for regional peers 3Q19 CET1 ratio of 10.3% decreased modestly from 2Q19 LDR of 94.5% compares with 94.2% in 2Q19(2) Fully compliant with LCR(3) 2019 Capital Plan reflects further commitment towards prudent return of capital Increased quarterly common dividend by 13% in 3Q19 Repurchased 14.1 million shares of common stock at a weighted-average price of $35.43 Total capital returned to shareholders, including common dividends was $662 million Reiterate medium-term dividend payout ratio target of 35%-40% Capital and liquidity remain strong Highlights Capital Ratio trend(1) Loan-to-deposit ratio(2) See pages 29-30 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 20.

Current Expected Credit Loss (“CECL”) standard implementation Estimated 1/1/2020 day-1 cumulative impact of CECL implementation: Net increase to allowance for credit losses of ~30%-35%;~22-25 bp reduction of CET1 on a fully-phased in basis Expect an increase in retail reserves tied to longer-duration loans, partially offset by a decrease tied to generally shorter-duration commercial loans Capital impact to be phased in 25% per year by 1/1/2023 Estimate utilizes forecast macroeconomic conditions and balances as of August 2019 Two-year reasonable and supportable forecast period One year reversion to long-run average macroeconomic assumptions derived from historical data Estimate subject to change based on continuing review of models and assumptions as well as changes in forecasted macroeconomic conditions and loan mix

3Q19 YoY Strategic initiatives update

		Initiative	Update
Fee growth	Consumer	Enhance Mortgage platform	Record mortgage banking fees; originations up 91% and gain on sale margins improved 44 bps YoY
Fee growth	Consumer	Expand Wealth	Strength in trust and investment services fees, up 12%; Managed money revenue up 16% YoY
Fee growth	Commercial	Expand Capital & Global Market capabilities	Increased loan syndication lead-left positions by 13% YoY on a trailing twelve-month basis Strength in Global Markets fees, up 11% YoY
Fee growth	Commercial	Build out Treasury Solutions	On-boarded ~50% of clients to accessOPTIMA™, new real-time treasury management platform, migration expected to be complete 4Q19
Foundational		Increased expected benefit of TOP 5 program by ~$10 million; estimated annualized pre-tax run-rate benefit by the end of 2019 of ~$105-$115 million Substantial work underway on TOP 6 program with a target of ~$300-$325 million pre-tax run-rate benefit by YE2021; bodes well for 2020 and beyond Started leveraging advanced analytics in key areas including personalization; mobilized first wave of Agile transformation with ~57 business and technology pods	
Balance Sheet Optimization		Grow more attractive risk-adjusted return portfolios	Consumer - core education, personal unsecured and merchant financing up 16%; Commercial - continue to recycle capital toward higher-return relationships
Balance Sheet Optimization		Reposition select portfolios	Consumer non-core loans down 23%, auto down 3%, and Asset Finance down 9%; auto and asset finance yields up 51 bps and 25 bps, respectively
Balance Sheet Optimization		Optimize deposit mix	Proactive IBD pricing, down 6 bps QoQ vs. up 3 bps in 2Q19; Strong DDA performance, with average Consumer DDA balances up 3% QoQ and up 6% YoY

Strategic & business highlights

Group

- Fitch upgraded to F1 from F2:
  - CBNA's Short-Term Issuer Default Rating and Short-Term Deposit Rating, and
  - CFG's parent Short-Term Issuer Default Rating

Consumer

- Entered new consumer banking partnership program with an iconic technology company to be announced shortly
- Second year in a row Citizens One Auto Finance ranked #1 in 2019 J.D. Power U.S. Dealer Financing Satisfaction Study
- #4 in 2019 J.D. Power U.S. Home Mortgage Satisfaction Study; up from #10 in 2018

Commercial

- Further expanded corporate banking capabilities by adding new West Region leadership
- Added insurance industry banking expertise and Foreign Exchange coverage professionals to complement geographic expansion

Citizens Financial Group, Inc.

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4Q19 outlook

	3Q19 Underlying results[1]	4Q19 Underlying outlook (includes the impact of acquisitions and excludes expected notable items)
Net interest income	■ $1,145 million	■ Relatively stable as loan growth offsets rate/yield-curve effects on NIM
Noninterest income	■ $493 million	■ Down modestly from record levels; higher capital markets fees expected to largely offset a drop in mortgage revenues
Noninterest expense	■ $954 million	■ Flat-to-down slightly
Credit trends, tax rate	■ $101 million provision expense ■ ~22% effective tax rate	■ Provision increase of ~$10 million ■ Tax rate stable
Capital	■ 10.3% CET1 ratio[2]	■ ~10.1% CET1 ratio

See pages 29-30 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including "Underlying" results. "Underlying" results exclude the impact of notable items described on page 20.

Citizens Financial Group, Inc.
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Key messages Citizens 3Q19 results reflect the benefit of its diversified business model Modest revenue growth QoQ despite challenging rate and yield-curve environment; continued strong expense discipline Record fee income, led by strong mortgage results which offset pressure on NIM Delivered EPS growth of 5% YoY on Underlying basis(1) 12.6% ROTCE on Underlying basis; 58.2% efficiency ratio on Underlying basis(1) TBV/share of $31.48 up 14% YoY; 13% common dividend increase in 3Q19 Capital and credit position remains robust 10.3% CET1 ratio allows for organic loan growth and attractive returns to shareholders(2) Credit quality remains strong with continued YoY improvement in risk ratings and FICO scores Good progress across the board in delivering on strategic initiatives Strong momentum in fee income with record results in mortgage and card fees Significant progress in advancing new technology initiatives, including new cash management platform and real-time payments in Commercial, and moving to pilot phase of new mobile platform in Consumer Continue to deliver on TOP programs with outperformance on TOP 5 and strong early progress on TOP 6 expected to: Transform how we operate and deliver for customers and colleagues Drive meaningful efficiency improvement and fund additional growth & innovation investments to drive medium-term revenue growth See pages 29-30 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 20.

Appendix

Year-over-Year results Pre-provision profit $s in millions Return on average total tangible assets Net income available to common shareholders and EPS $s in millions, except per share data Return on average tangible common equity Period-end loans $s in billions Period-end deposits $s in billions á 3% á 7% á 3% Underlying results (1) â 4 bps $0.97 á 7% â 2% $0.93 $0.98 Reported results See pages 29-30 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 20. $0.91 á 5% â 92 bps

YoY Underlying before Acquisitions(1) YTD 2019 vs YTD 2018: Underlying net income available to common stockholders up $55 million, or 4%, and EPS of $2.86 up $0.28, or 11%(1) NII up $111 million, given 4% growth in average interest-earning assets which offset the impact of lower net interest margin, reflecting the impacts of a challenging yield-curve environment Underlying noninterest income increased $208 million, or 18% Strength in capital markets fees, foreign exchange and interest rate products, card fees and leasing income, as well as higher mortgage banking fees and higher trust and investment services fees driven by Acquisitions Underlying noninterest expense increased $171 million, or 6% Results reflect higher equipment and software expense, salaries and employee benefits and outside services, driven by the impact of acquisitions, partially offset by lower other operating expense largely tied to a reduction in FDIC insurance Underlying efficiency ratio improved by 34 bps; positive operating leverage of 1% before the impact of Acquisitions(1) Highlights 3Q19 YTD Underlying financial summary(1) á 3% á 7% á 4% á 3% 1% operating leverage See pages 29-30 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described on page 20. See page 3 for reported results.

Notable Items(1) 2019 quarterly results reflect notable items related to integration costs primarily tied to the August 1, 2018 Franklin American Mortgage Company (“FAMC”) acquisition, as well as third quarter 2019 costs related to strategic initiatives. Third quarter 2019 included a notable tax item related to an operational restructure which reduced income tax expense and largely reduced the effective tax rate from 22.3% to 20.5%. These notable items have been excluded from reported results to better reflect Underlying operating results.(1) Total estimated after-tax FAMC integration costs are expected to be in the $35-$45 million range, with the integration substantially complete by second quarter 2020. Cumulative after-tax integration costs related to FAMC totaled $29 million through the end of third quarter 2019. See pages 29-30 for notes and important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, including “Underlying” results. “Underlying” results exclude the impact of notable items described above.

GAAP noninterest income and noninterest expense summary $s in millions

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations – Underlying excluding Acquisitions $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations – Underlying excluding Lease Restructuring $s in millions, except share, per share and ratio data

Key performance metrics, Non-GAAP financial measures and reconciliations – Underlying excluding Acquisitions and Lease Restructuring $s in millions, except share, per share and ratio data

Notes

Notes on Key Performance Metrics and Non-GAAP Financial Measures

See important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliations to GAAP financial measures. "Underlying" or "Adjusted" results exclude the impact of notable items. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable. References to "Underlying results before the impact of Acquisitions" exclude the impact acquisitions that occurred after second quarter 2018 and notable items, as applicable.

3Q19, 2Q19 and 1Q19 after-tax notable items include the $4 million, $5 million and $4 million, respectively, after-tax impact of notable items primarily tied to the integration of FAMC. 4Q18 after-tax notable items include the $29 million impact of a further benefit resulting from December 2017 Tax Legislation, partially offset by other notable items primarily associated with our TOP 5 efficiency initiatives, as well as the $12 million after-tax impact of other notable items associated with the FAMC integration. 3Q18 reported results reflect the $7 million after-tax impact of notable items associated with the FAMC integration.

General Notes

a) References to net interest margin are on a fully taxable equivalent ("FTE") basis. In 1Q19, Citizens changed its quarterly presentation of net interest income and net interest margin (NIM). Consistent with our understanding of general peer practice, the Company simplified the calculation of its reported NIM to equal net interest income, annualized based on the actual number of days in the period, divided by average total interest earning assets for the period. Under the Company's prior methodology, NIM was calculated using the difference between the annualized yield on average total interest-earning assets and total interest-bearing liabilities for the period. The Company also began presenting both net interest income and NIM on an FTE basis. Prior periods have been revised consistent with the current presentation.
b) Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.
c) References to "Underlying results before the impact of Acquisitions" exclude the impact of acquisitions occurring after 2Q18 and notable items, as applicable.
d) Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS.
e) Select totals may not sum due to rounding.
f) Current period regulatory capital ratios are preliminary.
g) Any mention of EPS refers to diluted EPS.
h) Throughout this presentation, references to balance sheet items are on an average basis and loans exclude held for sale unless otherwise noted.

Notes on slide 3- GAAP financial Summary
1) See above note on key performance metrics and non-GAAP financial measures.
2) See above general note a).
3) In 3Q18, we revised our method of calculating the loan-to-deposit ratio to exclude loans held for sale, consistent with general industry practice. Prior periods have been adjusted to conform with current period presentation.
4) Full-time equivalent employees.

Notes on slide 4 - Highlights
1) See above note on key performance metrics and non-GAAP financial measures.
2) See above general note h).
3) See above general note f).

Notes on slide 5 - Underlying financial summary
1) See above note on key performance metrics and non-GAAP financial measures.

Notes on slide 7 - Underlying noninterest income
1) See above note on key performance metrics and non-GAAP financial measures.

Notes on slide 8 - Underlying noninterest expense
1) See above note on key performance metrics and non-GAAP financial measures.

Notes on slide 9 - Average loans and leases
1) See above general note e).
2) Non-core loans are primarily liquidating loan and lease portfolios inconsistent with our strategic priorities, generally as a result of geographic location, industry, product type or risk level and are included in Other.

Notes on slide 11 -Credit quality remains strong
1) Allowance for loan and lease losses to nonperforming loans and leases.

Notes on slide 12 - Capital and liquidity remain strong
1) See above general note f).
2) Period-end loan-to-deposit ratio, excluding loans held for sale.
3) Based on the September 2014 release of the U.S. version of the Liquidity Coverage Ratio (LCR). Note that as a modified LCR company, the company's minimal LCR requirement is 100% as of January 2017.

Notes on slide 15 - Outlook
1) See above note on key performance metrics and non-GAAP financial measures.
2) See above general note f).

Citizens Financial Group, Inc.™

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Notes

Notes on Key Performance Metrics and Non-GAAP Financial Measures

See important information on Key Performance Metrics and Non-GAAP Financial Measures, as applicable, at the beginning and end of this presentation for an explanation of our use of these metrics and non-GAAP financial measures and their reconciliations to GAAP financial measures. "Underlying" or "Adjusted" results exclude the impact of notable items. Where there is a reference to Underlying results in a paragraph or table, all measures that follow these references are on the same basis, when applicable. References to "Underlying results before the impact of Acquisitions" exclude the impact acquisitions that occurred after second quarter 2018 and notable items, as applicable.

3Q19, 2Q19 and 1Q19 after-tax notable items include the $4 million, $5 million and $4 million, respectively, after-tax impact of notable items primarily tied to the integration of FAMC. 4Q18 after-tax notable items include the $29 million impact of a further benefit resulting from December 2017 Tax Legislation, partially offset by other notable items primarily associated with our TOP 5 efficiency initiatives, as well as the $12 million after-tax impact of other notable items associated with the FAMC integration. 3Q18 reported results reflect the $7 million after-tax impact of notable items associated with the FAMC integration.

General Notes

a) References to net interest margin are on a fully taxable equivalent ("FTE") basis. In 1Q19, Citizens changed its quarterly presentation of net interest income and net interest margin (NIM). Consistent with our understanding of general peer practice, the Company simplified the calculation of its reported NIM to equal net interest income, annualized based on the actual number of days in the period, divided by average total interest earning assets for the period. Under the Company's prior methodology, NIM was calculated using the difference between the annualized yield on average total interest-earning assets and total interest-bearing liabilities for the period. The Company also began presenting both net interest income and NIM on an FTE basis. Prior periods have been revised consistent with the current presentation.
b) Beginning in the first quarter of 2019, borrowed funds balances and the associated interest expense are based on original maturity. Prior periods have been adjusted to conform with the current period presentation.
c) References to "Underlying results before the impact of Acquisitions" exclude the impact of acquisitions occurring after 2Q18 and notable items, as applicable.
d) Throughout this presentation, references to consolidated and/or commercial loans and loan growth include leases. Loans held for sale are also referred to as LHFS.
e) Select totals may not sum due to rounding.
f) Current period regulatory capital ratios are preliminary.
g) Any mention of EPS refers to diluted EPS.
h) Throughout this presentation, references to balance sheet items are on an average basis and loans exclude held for sale unless otherwise noted.

Notes on slide 16 - Key messages

1) See above note on key performance metrics and non-GAAP financial measures.
2) See above general note f).

Notes on slide 18 - Year-over-Year results

1) See above note on key performance metrics and non-GAAP financial measures.

Notes on slide 19 - 3Q19 YTD Underlying financial summary

1) See above note on key performance metrics and non-GAAP financial measures.

Notes on slide 20 - Notable items

1) See above note on key performance metrics and non-GAAP financial measures.

Citizens Financial Group, Inc.™
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